TCW Funds, Inc.

Supplement dated December 29, 2022 to the

Statement of Additional Information dated March 1, 2022, as supplemented (the “SAI”)

For current and prospective investors in the TCW Artificial Intelligence Equity Fund (the “Fund”):

Effective December 31, 2022, Jeffrey W. Lin, CFA, and Thomas Lee will cease to be portfolio managers of the Fund. Effective January 1, 2023, Bo Fifer will serve as lead portfolio manager and Evan Feagans will serve as portfolio manager of the Fund. Therefore, effective January 1, 2023, all references to Messrs. Lin and Lee are removed from the SAI.

In addition, effective January 1, 2023, the disclosure relating to the Fund under the heading “PORTFOLIO MANAGEMENT – Ownership of Securities and Other Managed Accounts” on page 56 of the SAI is deleted in its entirety and replaced with the following:

TCW Artificial Intelligence Equity Fund

Portfolio Managers	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Bo Fifer, CFA[1]	X
Evan Feagans, CFA[1]	X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Bo Fifer, CFA[1]	0	$0	0	$0	0	$0	0	$0	0	$0	0	$0
Evan Feagans, CFA[1]	0	$0	1	$48	0	$0	0	$0	0	$0	0	$0

[1]	Information for Messrs. Fifer and Feagans is provided as of December 20, 2022.

Please retain this Supplement with your SAI for future reference.